SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2004

                             Alpena Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

          Federal                        0-31957                  38-3567362
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)



100 S. Second Ave., Alpena, Michigan                               49707
------------------------------------                          ---------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 8.01.                 Other Events.

     On September 27, 2004, Alpena Bancshares, Inc. (the "Company") announced a cash dividend on its common stock of $.10 per share for the quarter ended September 30, 2004. The dividend will be payable to stockholders of record as of September 30, 2004 and will be paid on October 22, 2004.

     Alpena Bancshares MHC, majority stockholder of the Company and owner of 920,000 shares of the 1,659,180 total shares outstanding, announced that it has waived the right to receive the dividend. Accordingly, the dividend will be paid on the 739,180 shares owned by minority stockholders of the Company.

     A copy of the press release dated September 27, 2004, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.      Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

                  Exhibit No.            Description
                  -----------            -----------
                        99               Press release dated September 27, 2004


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                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ALPENA BANCSHARES, INC.


DATE:  September 27, 2004                 By:   /s/ Michael W. Maher
                                                -------------------------------
                                                 Michael W. Mahler
                                                 Chief Financial Officer

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